Hamilton Lane Venture Capital and Growth Fund

Consolidated Schedule of Investments

December 31, 2025 (Unaudited)

Investments - 186.5%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments - 24.3%^
Direct Equity - 24.3%
Middle East - 1.0%
Information Technology - 1.0%
Classiq Technologies Ltd.	*1, 2	Series C Preferred Equity	4/4/2025	$500,001	$691,633	#
(99,582 Series C Preferred shares)

North America - 23.3%
Construction - 0.7%
Vesta Housing, Inc.	*1, 2	Series B Preferred Equity	4/4/2025	500,000	505,610	#
(143,790 Series B Preferred shares)
Consumer Goods - 2.3%
Stripes VI Rainier Co-Invest, L.P.	*1, 2	Limited Partnership Interest	10/31/2024	1,505,652	1,540,761

Health Care - 5.9%
Nusano, Inc.	*1, 2	Series D Preferred Equity	12/19/2025	3,000,000	3,000,000
(2,400,000 Series D Preferred shares)
TCV Juniper Co., L.P.	*1, 2	Limited Partnership Interest	5/19/2025	1,009,381	1,009,177
Total Health Care					4,009,177

Information Technology - 14.4%
Decibel Investments I, L.P.	*1, 2	Preferred Equity	12/9/2025	1,522,500	1,522,500
IPPE Co-Invest (Horizon) DE, L.P.	*1, 2	Series F Preferred Equity	8/15/2025	1,240,000	1,275,231
Lightspeed SPV-A2, LLC	*1, 2	Series F Preferred Equity	8/14/2025	523,305	538,069
Sands Capital Global Innovation Fund II-DB, L.P.	*1, 2	Limited Partnership Interest	12/16/2024	1,000,000	1,664,800
Sands Capital Global Innovation Fund III-2 Aggregator, L.P.	*1, 2	Limited Partnership Interest	5/28/2025	1,962,500	3,358,116
SVHL I, L.P.	*1, 2	Limited Partnership Interest	11/18/2025	1,505,625	1,505,625
Total Information Technology					9,864,341
Total North America					15,919,889
Total Direct Equity (Cost $14,268,964)					16,611,522

Secondary Investments - 71.4%^
Secondary Direct Equity - 1.8%
North America - 1.8%
Software Solutions - 1.8%
AVC CL HL, L.P.	*1, 2	Limited Partnership Interest	12/17/2024	855,479	972,401
Huntress Labs, Inc. (19,180 shares)	*1, 2	Common Stock	6/11/2025	230,160	231,604	#
Total Software Solutions					1,204,005
Total North America					1,204,005
Total Secondary Direct Equity (Cost $1,085,639)

Investments - 186.5%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Funds - 69.6%
Middle East - 4.6%
Information Technology - 2.2%
ACG IV CN, L.P.	*1, 2	Limited Partnership Interest	11/12/2025	1,502,589	1,505,849
Video Games - 2.4%
VGames, L.P.	*1, 2, 3	Limited Partnership Interest	3/25/2025	1,459,971	1,659,901
Total Middle East					3,165,750

North America - 65.0%
Diversified - 23.9%
AH American Dynamism Fund I, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	66,293	76,138
AH Parallel Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	138,014	253,845
AH Parallel Fund IV, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	154,923	185,970
AH Parallel Fund V, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	546,439	939,176
Andreessen Horowitz Fund I, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	34,391	42,763
Andreessen Horowitz Fund II, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	31,991	39,392
Andreessen Horowitz Fund III, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	909,207	1,612,734
Andreessen Horowitz Fund IV, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	334,045	346,912
Andreessen Horowitz Fund V, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	654,848	935,356
Andreessen Horowitz Fund VI, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	638,940	854,603
Andreessen Horowitz Fund VII, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	281,605	369,801
Andreessen Horowitz Fund VIII, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	236,087	390,474
Andreessen Horowitz LSV Fund I, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	410,849	693,740
Andreessen Horowitz LSV Fund II, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	432,330	595,375
Andreessen Horowitz LSV Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	391,769	599,436
Andreessen Horowitz LSV Fund IV, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	274,698	324,759
Andreessen Horowitz Fund IX - AI Applications, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	38,979	39,701
Andreessen Horowitz Fund IX - AI Infrastructure, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	57,480	70,456
Andreessen Horowitz Seed Fund I, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	95,908	160,200
Insight Partners Continuation Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	10/8/2024	1,641,645	2,123,181
Lightspeed Ascent Fund, L.P.	*1, 2, 3	Limited Partnership Interest	11/20/2024	1,365,000	1,796,001
PSG Sequel-A, L.P.	*1, 2, 3	Limited Partnership Interest	1/31/2025	957,372	1,156,074
Scenic Co-Invest Midnight Ride, L.P.	*1, 2	Limited Partnership Interest	1/15/2025	1,499,664	2,751,695
Total Diversified					16,357,782

Investments - 186.5%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Information Technology - 39.8%
A Capital Partners II, L.P.	*1, 2	Limited Partnership Interest	12/23/2025	9,000,000	12,328,767
Definition I, L.P.	*1, 2, 3	Limited Partnership Interest	10/31/2025	2,756,100	2,764,220
Definition II, L.P.	*1, 2, 3	Limited Partnership Interest	12/31/2025	—	—
Forge Point Cybersecurity Fund, II, L.P.	*1, 2	Limited Partnership Interest	9/30/2025	993,905	1,376,588
Founders Circle Capital Co-Invest Series 10, L.P.	*1, 2	Limited Partnership Interest	3/14/2025	530,035	816,265
Founders Circle Capital Co-Invest Series 11, L.P.	*1, 2	Limited Partnership Interest	9/25/2025	1,426,279	1,931,004
Sands Capital Global Innovation Fund III- RP, L.P.	*1, 2	Limited Partnership Interest	8/14/2025	2,000,000	2,104,751
Sapphire Opportunity Fund IV-B, L.P.	*1, 2	Limited Partnership Interest	6/3/2025	780,000	1,010,189
SDP Special Situations LLC - Series X	*1, 2	Limited Partnership Interest	3/12/2025	975,265	1,386,951
Springcoast Partners I-A, L.P.	*1, 2, 3	Limited Partnership Interest	12/31/2025	—	—
Vic SPV LLC	*1, 2, 3, 4	Limited Partnership Interest	9/30/2025	2,892,527	3,455,614
Total Information Technology					27,174,349

Software Solutions - 1.3%
AKKR Isosceles CV, L.P.	*1, 2, 3	Limited Partnership Interest	6/26/2025	818,622	857,051
Total North America					44,389,182
Total Secondary Funds (Cost $36,327,770)					47,554,932

	Interest rate	Principal		Fair Value
Short Term Investments - 90.8%
UMB Bank, Money Market Special II Deposit Investment	3.43%[5]	4,179,233	4,179,233	4,179,233
UMB Money Market Special	0.01%[5]	57,877,447	57,877,447	57,877,447
Total Short Term Investments (Cost $62,056,680)				62,056,680

Total Investments (Cost $113,739,053)				127,427,139
Liabilities in excess of other assets - (86.5%)				(59,096,433)
Total Net Assets - 100%				$68,330,706

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.
^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.
#	The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2025 was $65,370,459, or 95.7% of net assets.
[2]	All or a portion of this security is held through HL VCGF Splitter LLC.
[3]	Investment has been committed to but has not been fully funded by the Fund.
[4]	Affiliated Security.
[5]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Schedule of Investments

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective December 5, 2024, and pursuant to the requirements of Rule 2a-5, the Fund’s Board of Trustees (the “Board”) designated the Adviser as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Hamilton Lane Venture Capital and Growth Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2025 (Unaudited)

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Funds’ financial statements.

Hamilton Lane Venture Capital and Growth Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2025 (Unaudited)

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III	Total
Assets
Investments
Direct Equity	$—	$—	$1,428,847	$1,428,847
Short Term Investments	62,056,680	—	—	62,056,680
Total Investments	$62,056,680	$—	$1,428,847	$63,485,527

*The Fund did not hold any Level II securities as of December 31, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $63,941,612 are excluded from the fair value hierarchy as of December 31, 2025.

Note 3 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a fund that receives investment advisory services from Hamilton Lane. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2025 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

							Dividends and Distributions
Name of Issuer and Title of Issue	Value at March 31, 2025	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2025	Capital Gains	Income
Vic SPV, LLC(1)(2)(3)	$—	$2,892,527	$—	$—	$563,087	$3,455,614	$—	$—
Total	$—	$2,892,527	$—	$—	$563,087	$3,455,614	$—	$—

(1)	Not an affiliate at the beginning of the period.
(2)	Non-Income Producing.
(3)	The security has unfunded commitments of $412 as of December 31, 2025.